Exhibit 99.2

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) is made and entered into as of June 30, 2011 among DecisionPoint Systems, Inc., a Delaware corporation (the “Company”), Sigma Opportunity Fund II, LLC, a Delaware limited liability company (the “Fund”), and Sigma Capital Advisors, LLC, a Delaware limited liability company (“Sigma Advisors”).

This Agreement is being entered into pursuant to the Exchange Agreement, dated as of June 30, 2011, by and among the Company and the Fund (the “Exchange Agreement”).

The Company, the Fund and Sigma Advisors hereby agree as follows:

1.           Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Exchange Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 3(m).

“Advisory Services Agreement” shall mean that certain Advisory Services Agreement, dated May 18, 2011, by and between Sigma Advisors and a subsidiary of the Company.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Blackout Period” shall have the meaning set forth in Section 3(n).

“Board” shall have the meaning set forth in Section 3(n).

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s Common Stock, par value $0.001 per share.

“Conversion Shares” means the shares of Common Stock issuable upon the conversion of the Preferred Stock issued or to be issued to the Fund or its assignees or designees in connection with the transactions consummated under the Transaction Documents.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Exchange” shall have the meaning set forth in Section 3(k).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Deadline” shall have the meaning set forth in Section 2.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities, including, without limitation, the Fund, Sigma Advisors and their assignees or designees.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means (a) the Common Stock and the Conversion Shares or other securities issued or issuable to the Fund or Sigma Advisors or their transferees or designees pursuant to any of the Transaction Documents, including, without limitation, (i) upon conversion of the Preferred Stock (including, without limitation, any shares of Preferred Stock issued as dividends on the Preferred Stock) and/or as dividends on the Common Stock, or (ii) upon any distribution with respect to, any exchange for or any replacement of such Common Stock or Preferred Stock, or (iii) upon any conversion or exchange of any securities issued in connection with any such distribution, exchange or replacement, or (iii) the Common Shares Grant; and (b) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (c) any other security issued as a dividend or other distribution with respect to, in exchange for, in replacement or redemption of, or in reduction of the liquidation value of, any of the securities referred to in the preceding clauses; provided, however, that such securities shall cease to be Registrable Securities when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or when such securities may be sold without any restriction, including, without limitation, pursuant to Rule 144.

“Registration Statement” means the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Special Counsel” means Moomjian, Waite & Coleman, LLP.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQX, OTCQB or OTC Pink (or any successors to any of the foregoing).

“Transaction Documents” means, collectively, this Agreement, the Exchange Agreement, the Certificate of Designation and the Advisory Services Agreement.

“Violation” means:

(i)           any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,

(ii)           any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading,

(iii)           any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law, or

(iv)           any breach or alleged breach by any Person other than a Holder of any representation, warranty, covenant, agreement or other term of any of the Transaction Documents.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company.

2.           Demand Registration.  At any time after the date that is eighteen (18) months following the Closing Date, and until the Registrable Securities may be sold pursuant to Rule 144 without volume limitation, Holders holding a majority in interest of the Registrable Securities shall have the right to demand, in writing, that the Company file with the Commission a Registration Statement covering the resale of the Registrable Securities  that are not then registered on an effective Registration Statement for an  offering to be made on a continuous basis pursuant to Rule 415.  Upon receipt of such written demand, the Company shall prepare, and, on or prior to ninety (90) days from the date of receipt of such written demand (the “Filing Deadline”), file with the Commission a Registration Statement on Form S-3 (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith).  The Company shall (i) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act not later than sixty (60) days (the “Effectiveness Deadline”) after such filing (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not be subject to further review), provided, however, if the Registration Statement is being “reviewed” by the Commission then the Effectiveness Deadline shall be 120 days from the Filing Deadline and (ii) keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which all Registrable Securities may be sold, pursuant to Rule 144 without restriction (the “Effectiveness Period”).  Upon the initial filing thereof and upon the filing of any pre-effective amendment thereto, the Registration Statement shall cover all of the Registrable Securities. Notwithstanding anything to the contrary herein, if the Commission informs the Company that it will not allow the Registration Statement to cover at least 100% of the Registrable Securities,  then the Registration Statement shall cover the highest percentage of such Registrable Securities that the Commission will allow.  Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Securities Act Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  In the event that the Registration Statement (containing such number of Registrable Securities as is permitted by the Commission) is not declared effective by the Effectiveness Deadline (the “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, the Company shall pay to Purchaser on each monthly anniversary of the Event Date (if the Registration Statement has not been declared effective) until the Registration Statement has been declared effective an amount in cash or in shares of Common Stock, or a combination thereof, as partial liquidated damages and not as a penalty, equal to 0.5% of $4,000,000, provided, however, the Company shall not pay more than $150,000 pursuant to this Section.  The price at which shares of Common Stock issuable in lieu of cash hereunder shall be equal to the lesser of (x) 85% of the average of the 5 consecutive VWAPs immediately prior to the applicable Event Date, or (y) 85% of the average of the 5 consecutive VWAPs immediately prior to the date such damages are due.  Subject to the terms and conditions herein, the decision whether to pay partial liquidated damages hereunder in shares of Common Stock or cash shall be at the discretion of the Company.

3.           Registration Procedures.

In connection with the Company's registration obligations hereunder, the Company shall:

(a)           Prepare and file with the Commission on or prior to the Filing Deadline, a Registration Statement on Form S-3 (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith) (which shall include a Plan of Distribution substantially in the form of Exhibit A attached hereto), and cause the Registration Statement to become effective and remain effective on a commercially best efforts basis as provided herein; provided, however, that not less than three (3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of Special Counsel, and (ii) at the request of any Holder, cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holder, to conduct a reasonable investigation within the meaning of the Securities Act.  The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holder or the Special Counsel shall reasonably object in writing within three (3) Business Days after their receipt thereof, unless counsel to the Company determines in writing that such objection is without merit.

(b)           (i) Prepare and file on a commercially best efforts basis with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and to the extent any Registrable Securities are not included in such Registration Statement for reasons other than the failure of the Holder to comply with Section 3(m) hereof, shall prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, and in no event later than ten (10) Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holder true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)           Notify the Holders of Registrable Securities to be sold and the Special Counsel as promptly as possible (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed (but in no event in the case of this subparagraph (A), less than three (3) Business Days prior to date of such filing); (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective (which notice shall be delivered to Special Counsel on the same day as such effectiveness), and after the effectiveness thereof: (i) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (iv) if the financial statements included in the Registration Statement become ineligible for inclusion therein or of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limitation to any remedies to which the Holders may be entitled under this Agreement, if any of the events described in clauses (i) through (iv) of Section 3(c)(C) occurs, the Company shall use its best efforts to respond to and correct the event.

(d)           Use its best efforts to avoid the issuance of, or, if issued, use best efforts to obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)           If requested by a Holder of Registrable Securities, on a commercially best efforts basis (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the written opinion of counsel for the Company (addressed to the Special Counsel), violate applicable law.

(f)           Furnish to the Holder and the Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g)           Promptly deliver to the Holder and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Person may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the selling Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)           Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holder and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(i)           Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law and the Exchange Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as a Holder may request at least two (2) Business Days prior to any sale of Registrable Securities.  In connection therewith, the Company shall promptly after the effectiveness of the Registration Statement (but no later than one day thereafter) cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent, which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the Holder of such shares of Registrable Securities under the Registration Statement.

(j)           Upon the occurrence of any event contemplated by Section 3(c)(C)(iii) or (iv), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)           If the Company’s Common Stock is listed on the Nasdaq Stock Market or another U.S. national securities exchange, including the NYSE Euronext or the NYSE AMEX (each, an Exchange) the Company, on a commercially best efforts basis, shall cause all Registrable Securities relating to such Registration Statement to be listed on such market or Exchange.

(l)           Comply in all material respects with all applicable rules and regulations of the Commission.

(m)           Request the selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law or the Commission to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any Holder who fails (i) to furnish such information or (ii) to agree to furnish, upon request, such additional information regarding such Holder as may later be required by law to be disclosed, in each case, within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

If the Registration Statement refers to a Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

The Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 3(c)(C)(i), 3(c)(C)(ii), 3(c)(C)(iii), 3(c)(C)(iv) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(n)           If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the “Board”) reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may postpone or suspend filing or effectiveness of a Registration Statement for a period not to exceed 20 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(n) for more than 30 days in the aggregate during any 12 month period (each, a “Blackout Period”).

4.           Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Exchange on which the Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of Special Counsel in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing or photocopying prospectuses), (iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if the Company so desires such insurance, (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including, in the case of an underwritten offering, the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters) and legal counsel, and (vi) fees and expenses of the Special Counsel in connection with any Registration Statement hereunder.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any Exchange as required hereunder.

5.           Indemnification.

(a)           Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless a Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each Holder, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of, relating to or based upon any Violation or any of the transactions contemplated by this Agreement or the Transaction Documents.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5(a) shall not apply to (i) any Losses arising out of or based upon a Violation which occurs in reliance upon and in conformity with information relating to a Holder furnished in writing to the Company by such Holder or an underwriter for such Holder expressly for use in connection with the preparation of any Registration Statement or any such amendment thereof or supplement thereto; (ii) any Losses arising out of or based on any statement or omission in any Prospectus, which statement or omission was corrected in any subsequent Prospectus that was delivered to the Holder prior to the pertinent sale or sales of Registrable Securities by such Holder; and (iii) any Losses arising out of the use by a Holder of an outdated or defective Prospectus after the delivery to the Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3(m). The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement or the Transaction Documents. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c) to this Agreement) and shall survive the transfer or assignment of the Registrable Securities by the Holder.

(b)           Indemnification by the Holder.  In connection with the Registration Statement, each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of, relating to or based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs (i) in reliance upon and in conformity with written information furnished to the Company by a holder expressly for use in connection with such Registration Statement or any amendment thereof or supplement thereto, which information was reviewed and approved in writing by such Holder expressly for use in such Registration Statement or any amendment thereof or supplement thereto, or (ii) as a result of or in connection with the use by a Holder of an outdated or defective Prospectus after the delivery to the Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3(m); provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel in writing (with a copy to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not impose any monetary or other obligation or restriction on the Indemnified Party.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)           Contribution. If a claim for indemnification under Sections 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be required to contribute under this Section 5(d) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. The indemnity and contribution agreements herein are in addition to and not in diminution or limitation of any indemnification provisions under the Exchange Agreement.

6.           Rule 144.

As long as any Holder owns any Common Stock, Preferred Stock or Conversion Shares originally issued to such Holder pursuant to the Transaction Documents, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act.  As long as any Holder owns any Common Stock, Preferred Stock or Conversion Shares originally issued to such Holder pursuant to the Transaction Documents, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holder and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Common Stock and Conversion Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.  Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

7.           Covenants of the Fund.

In connection with the Registration Statement, the Fund covenants as follows:

(a)           Unless and until the Fund has provided written notice to the Company to the contrary, all sales of Registrable Securities by the Fund shall be made without payment of underwriting discounts or commissions except for the usual and customary commission paid to brokers or dealers.

(b)           The Fund shall advise the Company of any arrangement with a broker or dealer for the sale of its Registrable Securities through a block trade, special offering, exchange or secondary distribution or a principal purchase by a broker or dealer, and the details of such transaction.

(c)           The Fund shall comply with all prospectus delivery requirements with respect to sales of the Registrable Securities to the extent required by the Securities Act and other applicable law.

(d)           The Fund shall report to the Company, upon written request of the Company, whether all Registrable Securities held by the Fund have been sold or otherwise transferred.

8.           Miscellaneous.

(a)           Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by either of them of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, each of them shall waive the defense that a remedy at law would be adequate.

(b)           No Inconsistent Agreements. Except as otherwise disclosed in the Exchange Agreement, neither the Company nor any of its subsidiaries is a party to an agreement currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Other than with respect to those registration rights disclosed in the Exchange Agreement and without limiting the generality of the foregoing, without the written consent of the Holders, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

(c)           Notice of Effectiveness. Within two (2) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission in form and substance reasonably acceptable to the Holders of Registrable Securities.

(d)           Piggy-Back Registrations. If at any time when there is not an effective Registration Statement covering all of the Registrable Securities or the Registrable Securities cannot be sold without limitation pursuant to Rule 144, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to the Holder of Registrable Securities written notice of such determination and, if within seven (7) Business Days after receipt of such notice, any such Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Holder), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder (the “Requested Securities”), to the extent required to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 8(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 8(d) that are eligible for sale pursuant to Rule 144 of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company). If the Commission informs the Company that it will not allow the Registration Statement to cover 100% of the Requested Securities, then the Registration Statement shall cover the highest percentage of such Requested Securities that the Commission will allow.

(e)           Specific Enforcement, Consent to Jurisdiction.

(i)           The Company and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(ii)           Each of the Company and the Holders (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in New York City, New York for the purposes of any suit, action or Proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or Proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or Proceeding is brought in an inconvenient forum or that the venue of the suit, action or Proceeding is improper. Each of the Company and the Holders consents to process being served in any such suit, action or Proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8(e) shall affect or limit any right to serve process in any other manner permitted by law.

(f)           Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g)           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service such as Federal Express or (iv) actual receipt by the party to whom such notice is required to be given.  The addresses for such communications shall be with respect to the Holder at its address set forth under its name on Schedule 1 attached hereto, or with respect to the Company, addressed to:

DecisionPoint Systems, Inc.
19655 Descartes
Foothill Ranch, California 92610
Attention:  General Counsel
Facsimile No.: (949) 859-3647

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Attention: Gregory Sichenzia, Esq.

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.  Copies of notices to any Holder shall be sent to the addresses, if any, listed on Schedule 1 attached hereto.

(h)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns; provided, that the Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder; and provided, further, that each Holder shall be permitted to assign its rights or obligations hereunder in the manner and to the Persons as permitted under the Exchange Agreement.

(i)           Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee or assignee of such Holder of all or a portion of the Preferred Stock or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section 8(i), the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Exchange Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

The Company may require, as a condition of allowing such assignment in connection with a transfer of Preferred Stock or Registrable Securities (i) that the Holder or transferee of all or a portion of the Preferred Stock or the Registrable Securities, as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

(j)           Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by electronic image or facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such electronic image or facsimile signature were the original thereof.

(k)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law thereof.

(l)           Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(m)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n)           Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

 [signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

DECISIONPOINT SYSTEMS, INC.

By:	/s/ Donald W. Rowley
Name: Donald W. Rowley
Title: CFO

By:	/s/
Name
Title

SIGMA OPPORTUNITY FUND II, LLC

By:	SIGMA CAPITAL ADVISORS, LLC,
as managing member

By:	/s/ Thom Waye
Thom Waye, Manager

SIGMA CAPITAL ADVISORS, LLC

By:	/s/ Thom Waye
Name: Thom Waye
Title: Manager

[Investor Rights Agreement Signature Page]

SCHEDULE 1

PURCHASER

Name and Address	Copy of Notice to:
Sigma Opportunity Fund II, LLC C/O Sigma Capital Advisors, LLC Attn: Thom Waye, Manager 800 Third Avenue, Suite 1701 New York, NY 10022 Fax: 212-937-3558 Email: thomw@sigmacp.com	Kevin Waite, Esq. Moomjian, Waite & Coleman, LLP 100 Jericho Quadrangle, Suite 225 Jericho, New York 11753 Fax: (516) 937-5050 Email: kwaite@mwcllp.com

EXHIBIT A

PLAN OF DISTRIBUTION

We are registering the shares of common stock on behalf of the selling security holders. Sales of shares may be made by selling security holders, including their respective donees, transferees, pledgees or other successors-in-interest directly to purchasers or to or through underwriters, broker-dealers or agents.  Sales may be made from time to time on any other exchange or market upon which our shares of common stock may trade in the future, in the over-the-counter market or otherwise, at market prices prevailing at the time of sale, at prices related to market prices, or at negotiated or fixed prices. The shares may be sold by one or more of, or a combination of, the following:

-
a block trade in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction (including crosses in which the same broker acts as agent for both sides of the transaction);

-	purchases by a broker-dealer as principal and resale by such broker-dealer, including resales for its account, pursuant to this prospectus;

-	ordinary brokerage transactions and transactions in which the broker solicits purchases;

-	through options, swaps or derivatives;

-	in privately negotiated transactions;

-	in making short sales entered into after the date of this prospectus or in transactions to cover such short sales; and

-	put or call option transactions relating to the shares.

The selling security holders may effect these transactions by selling shares directly to purchasers or to or through broker-dealers, which may act as agents or principals. These broker-dealers may receive compensation in the form of discounts, concessions or commissions from the selling security holders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principals, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions). The selling security holders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities.

The selling security holders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with those transactions, the broker-dealers or other financial institutions may engage in short sales of the shares or of securities convertible into or exchangeable for the shares in the course of hedging positions they assume with the selling security holders. The selling security holders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery of shares offered by this prospectus to those broker-dealers or other financial institutions. The broker-dealer or other financial institution may then resell the shares pursuant to this prospectus (as amended or supplemented, if required by applicable law, to reflect those transactions).

The selling security holders and any broker-dealers that act in connection with the sale of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act, and any commissions received by broker-dealers or any profit on the resale of the shares sold by them while acting as principals may be deemed to be underwriting discounts or commissions under the Securities Act. The selling security holders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against liabilities, including liabilities arising under the Securities Act. We have agreed to indemnify each of the selling security holders and each selling security holder has agreed, severally and not jointly, to indemnify us against some liabilities in connection with the offering of the shares, including liabilities arising under the Securities Act.

The selling security holders will be subject to the prospectus delivery requirements of the Securities Act. We have informed the selling security holders that the anti-manipulative provisions of Regulation M promulgated under the Securities Exchange Act of 1934 may apply to their sales in the market.

Selling security holders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of Rule 144.

Upon being notified by a selling security holder that a material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required pursuant to Rule 424(b) under the Securities Act, disclosing:

-	the name of each such selling security holder and of the participating broker-dealer(s);

-	the number of shares involved;

-	the initial price at which the shares were sold;

-	the commissions paid or discounts or concessions allowed to the broker-dealer(s), where applicable;

-	that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and

-	other facts material to the transactions.

In addition, if required under applicable law or the rules or regulations of the Commission, we will file a supplement to this prospectus when a selling security holder notifies us that a donee or pledgee intends to sell more than 500 shares of common stock.

We are paying all expenses and fees in connection with the registration of the shares. The selling security holders will bear all brokerage or underwriting discounts or commissions paid to broker-dealers in connection with the sale of the shares.